UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2024

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Alliant Energy Corporation (the “Company”) has advised participants in the Alliant Energy Corporation 401(k) Savings Plan (the “Plan”) that there will be a blackout period beginning on August 30, 2024 at 3:00 p.m. (Central Time) and ending during the calendar week beginning September 22, 2024, during which Plan participants will be unable to change contribution rates or enroll in the Plan, change how current or future contributions will be invested, request exchanges (transfers) between investment options, or request or obtain loans or distributions from the Plan. The blackout period is necessary for administrative reasons to implement a change in service provider for the Plan.

The Company received notice from the administrator of the Plan of the impending blackout period (as required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended) on July 22, 2024. On July 26, 2024, the Company sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning on August 30, 2024 at 3:00 p.m. (Central Time) and ending during the calendar week beginning September 22, 2024 and restricting them from purchasing, acquiring, selling or otherwise transferring common stock of the Company. A copy of the notice provided to the Company’s directors and executive officers is filed hereto as Exhibit 99.1 and incorporated by reference herein.

The Company’s security holders and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Omar N. Chaudhary, the Company’s Corporate Secretary, 4902 N. Biltmore Lane, Madison, Wisconsin 53718, 608-458-3186.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)	Notice of Blackout Period, dated July 26, 2024, to the Directors and Executive Officers of Alliant Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: July 26, 2024	By: /s/ Omar N. Chaudhary
Omar N. Chaudhary
Corporate Secretary